UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 13, 2022
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective September 13, 2022, the Board of Directors (the “Board”) of Huron Consulting Group Inc. (“Huron” or the “Company”) elected Joy T. Brown as a Class I director of Huron, to serve until the May 2023 Annual Meeting of Stockholders of Huron (the "2023 Annual Meeting"). Ms. Brown will stand for re-election at the 2023 Annual Meeting. The Board has not yet appointed Ms. Brown to any committee of the Board.

Ms. Brown served as Global Chief Data Officer at Verizon Media from 2020 to 2022, and Vice President - Card Technology at Capital One from February 2019 to September 2020. Earlier in her career, Ms. Brown worked at UnitedHealth Group, Vanguard, and General Electric in its financial services and corporate business units. Additionally, Ms. Brown is a certified Six Sigma Master Black Belt, DMAIC, DFSS, Lean, and serves as a member of the National Association of Corporate Directors (NACD), Women Corporate Directors, DC Chapter, and Black Women on Boards (BWOB). She is an active member of the Greycroft Venture Capital Technology Council. Ms. Brown currently sits on the board of Tractor Supply Company and the Peter Paul Development Center in Richmond, VA.

As a director of Huron, Ms. Brown will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices described in the Company’s 2022 Annual Proxy Statement filed with the Securities and Exchange Commission on March 25, 2022. This compensation generally consists of an annual cash retainer in the amount of $60,000, $1,000 for each meeting of the Board or any committee of the Board on which she serves that she attends, and an annual grant of restricted stock on the date of the Company’s annual meeting with a value of $170,000. The initial annual stock award, to be granted to Ms. Brown on October 1, 2022, will have a value equal to $85,000, vesting ratably over the following 11 calendar quarters beginning October 1, 2022. Ms. Brown's initial cash retainer will also be prorated to reflect her appointment date. In addition, on October 1, 2022, Ms. Brown will receive a new director restricted stock award having a value equal to $200,000, vesting ratably over the following 12 calendar quarters beginning October 1, 2022.

There are no arrangements or understandings between Ms. Brown and any other persons pursuant to which she was elected as a director.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	September 19, 2022	/s/ JOHN D. KELLY
John D. Kelly
Executive Vice President, Chief Financial Officer and Treasurer